UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Nuveen NASDAQ 100 Dynamic Overwrite Fund

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Notice of Annual Meeting of Shareholders to be held on April 12, 2024	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 27, 2024

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Global High Income Fund (JGH)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Mortgage and Income Fund (JLS)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal Credit Opportunities Fund (NMCO)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Virginia Quality Municipal Income Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Global High Income Fund (“Global High Income”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Mortgage and Income Fund (“Mortgage & Income”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal Credit Opportunities Fund (“Municipal Credit Opportunities”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen Preferred & Income Opportunities Fund (“Preferred & Income Opportunities”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), will be held on Friday, April 12, 2024, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

We will be hosting this year’s Annual Meeting as a completely virtual meeting of shareholders, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: meetnow.global/M69Y5TM at the meeting date and time described in the accompanying Joint Proxy Statement. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. If your shares are held through an intermediary, you will need to register for the Annual Meeting at least three (3) business days prior to the Annual Meeting. Instructions for registering are set forth in the enclosed Joint Proxy Statement. There is no physical location for the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of each Fund as outlined below:

a.

For Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal, to elect five (5) Board Members.

i)	three (3) Class III Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Multi-Market Income, to elect four (4) Class I Board Members, four (4) Class II Board Members and four (4) Class III Board Members.

c.

For each Fund (except Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Multi-Market Income, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal), to elect four (4) Class III Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on January 19, 2024 are entitled to notice of and to vote at the Annual Meeting.

While all shareholders are cordially invited to attend the virtual Annual Meeting, we encourage you to vote your shares promptly, whether or not you plan to attend the virtual Annual Meeting in order to avoid delay and additional expense and to assure that your shares are represented. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Mark L. Winget

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 27, 2024

This Joint Proxy Statement is first being mailed to shareholders on or about February 29, 2024.

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Global High Income Fund (JGH)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Mortgage and Income Fund (JLS)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal Credit Opportunities Fund (NMCO)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Virginia Quality Municipal Income Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of each of Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Global High Income Fund (“Global High Income”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Mortgage and Income Fund (“Mortgage & Income”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal Credit Opportunities Fund (“Municipal Credit Opportunities”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen Preferred & Income Opportunities Fund (“Preferred & Income Opportunities”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held on Friday, April 12, 2024 at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments or postponements thereof.

The Annual Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: meetnow.global/M69Y5TM at the meeting date and time. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three (3) business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Annual Meeting and voting at the Annual Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares(1)	Preferred Shares(2)
1(a)(i)	For Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal, election of three (3) Class III Board Members by all shareholders.	X	X
1(a)(ii)	For, Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal, election of two (2) Board Members by holders of Preferred Shares only.	—	X
1(b)	For Multi-Market Income, election of four (4) Class I Board Members, four (4) Class II Board Members and four (4) Class III Board Members by all shareholders.	X	—
1(c)	For each Fund (except Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Multi-Market Income, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal), election of four (4) Class III Board Members.	X	—
(1)	Common shares of beneficial interest, $0.01 par value, of each Fund are collectively referred to herein as “Common Shares.”
(2)

Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) for Minnesota Municipal; MuniFund Preferred Shares (“MFP Shares”) for Missouri Municipal and Municipal Credit Opportunities; Taxable Fund Preferred Shares (“TFP Shares”) for Credit Strategies, Floating Rate Income and Preferred & Income Opportunities; and Variable Rate Demand Preferred Shares (“VRDP Shares”) for Virginia Municipal are collectively referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person (through participation by means of remote or “virtual” communication) or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal), 33 1⁄3% of the Preferred Shares entitled to vote and represented in person (through participation by means of remote or “virtual” communication) or by proxy will constitute a quorum. Votes cast by proxy or in person (through participation by means of remote or “virtual” communication) at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. The proposal described in this Joint Proxy Statement is considered a “routine” matter under the rules of the New York Stock Exchange (“NYSE”), and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on the proposal in the discretion of such broker-dealer firms.

Pursuant to Rule 452 of the NYSE, certain Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before the Annual Meeting, or, if adjourned or postponed, one business day before the day to which the Annual Meeting is adjourned or postponed, may be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares (or shares of a series of Preferred Shares if the matter must be voted on separately by series) outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the Preferred Shares (or shares of a series of Preferred Shares if the matter must be voted on separately by series) outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item. Rule 452 proportionate voting applies only to certain auction rate and remarketed preferred securities. AMTP Shares are not remarketed, thus the proportionate voting provisions of Rule 452 do not apply to these shares. The proportionate voting provisions of Rule 452 may apply to MFP and TFP Shares depending on their mode. The proportionate voting provisions of Rule 452 may apply to VRDP shares depending on their current rate period. The following table indicates whether the proportionate voting provisions of Rule 452 apply to each series of Preferred Shares.

Fund	Preferred Shares	Mode(1)	NYSE Rule 452 Applies?
Credit Strategies	TFP Series A	Variable Rate Demand Mode	Yes
Floating Rate Income	TFP Series A	Variable Rate Demand Mode	Yes
	TFP Series B	Variable Rate Mode	No
Minnesota Municipal	AMTP Series 2028	N/A	No
Missouri Municipal	MFP Series A	Variable Rate Mode	No
Municipal Credit Opportunities	MFP Series A	Variable Rate Demand Mode	Yes
	MFP Series B	Variable Rate Mode	No
	MFP Series C	Variable Rate Mode	No

Fund	Preferred Shares	Mode(1)	NYSE Rule 452 Applies?
Preferred & Income Opportunities	TFP Series A	Variable Rate Demand Mode	Yes
	TFP Series B	Variable Rate Demand Mode	Yes
Virginia Municipal	VRDP Series 1	Special Rate VRDP	No

(1)

As of the record date, January 19, 2024. The terms and conditions of each series of Preferred Shares, as well as the rights and privileges of each mode, if any, are described in the Statement Establishing and Designating the Rights and Preferences for each series of Preferred Shares, and any supplement or appendix thereto.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For each Fund, because the number of persons nominated for election as Board Members in accordance with the Fund’s by-laws equals the number of Board Members to be elected, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. This means that the nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected to serve as Board Members. For example, if there are four nominees for election to the Board and four Board Members to be elected, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members in this case does not require that a minimum percentage of a Fund’s outstanding Common Shares and Preferred Shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of that Fund’s Board Members by holders of Common Shares and Preferred Shares.

Those persons who were shareholders of record at the close of business on January 19, 2024, will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of January 19, 2024, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
Core Equity Alpha	JCE	16,095,014	N/A
Credit Strategies	JQC	135,609,290	TFP Series A	140,000
Dow Dynamic Overwrite	DIAX	36,366,913	N/A
Floating Rate Income	JFR	134,056,187	TFP Series A	170,000
			TFP Series B	115,000
Global High Income	JGH	23,177,392	N/A
Minnesota Municipal	NMS	5,787,057	AMTP Series 2028	498
Missouri Municipal	NOM	2,349,992	MFP Series A	180
Mortgage & Income	JLS	5,476,626	N/A
Multi-Market Income	JMM	9,462,350	N/A
Municipal Credit Opportunities	NMCO	54,801,890	MFP Series A	1,000
			MFP Series B	2,050
			MFP Series C	1,100

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
NASDAQ Dynamic Overwrite	QQQX	48,826,782	N/A
Preferred & Income Opportunities	JPC	319,483,952	TFP Series A	150,000
			TFP Series B	270,000
Real Estate Income	JRS	28,892,471	N/A
S&P Buy-Write	BXMX	104,165,285	N/A
S&P Dynamic Overwrite	SPXX	17,960,021	N/A
Virginia Municipal	NPV	17,924,699	VRDP Series 1	1,280

(1)	The Common Shares of each Fund are listed on the NYSE, except NASDAQ Dynamic Overwrite, whose Common Shares are listed on the NASDAQ Global Select Market (“NASDAQ”).

1.	Election of Board Members

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Fund with Preferred Shares outstanding (Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)	For Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal:

(i)

three (3) Board Members are to be elected by holders of Common and Preferred Shares, voting together as a single class. Current Board Members Medero, Starr and Thornton have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2027 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Kenny, Lancellotta, Nelson, Toth and Young are current and continuing Board Members. Board Members Kenny and Young have been designated as Class I Board Members for a term expiring at the 2025 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified.

(ii)

two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Current Board Member Moschner is a nominee for election by holders of Preferred Shares for a term expiring at the next annual meeting or until his successor has been duly elected and qualified. Current Board Member Wolff, previously designated as a Class I Board Member, is a nominee for election by holders of Preferred Shares for a term expiring at the next annual meeting or until her successor has been duly elected and qualified.

(b)

For Multi-Market Income: twelve (12) Board Members are to be elected by all shareholders. Current Board Members Kenny, Young and Wolff have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2025 annual meeting of shareholders or until their successors have been duly elected and qualified. Michael A. Forrester, currently a consultant to the Board, is a nominee for election at the Annual Meeting as a Class I Board Member to serve for a term expiring at the 2025 annual meeting of shareholders or until his successor has been duly elected and qualified. Current Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified. Joseph A. Boateng, currently a consultant to the Board, is a nominee for election at the Annual Meeting as a Class II Board Member to serve for a term expiring at the 2026 annual meeting of shareholders or until his successor has been duly elected and qualified. Current Board Members Medero, Moschner and Thornton have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2027 annual meeting or until their successors have been duly elected and qualified. Loren M. Starr, currently a consultant to the Board, is a nominee for election at the Annual Meeting as a Class III Board Member to serve for a term expiring at the 2027 annual meeting of shareholders or until his successor has been duly elected and qualified.

(c)

For each Fund (except Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Multi-Market Income, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal): four (4) Board Members are to be elected by all shareholders. Current Board Members Medero, Moschner, Starr and Thornton have been designated as Class III Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2027 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Kenny, Lancellotta, Nelson, Toth, Wolff and Young are current and continuing Board Members. Board Members Kenny, Wolff and Young have been designated as Class I Board Members for a term expiring at the 2025 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Lancellotta, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2026 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by that Fund’s current Board.

Class I Board Members: For each Fund except Multi-Market Income, Board Member Wolff was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on April 8, 2022 and Board Member Young was last elected to the Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on May 8, 2023. For Multi-Market Income, Board Member Wolff was last elected to the Fund’s Board as a Class I

Board Member at the annual meeting of shareholders held on June 27, 2019 and Board Member Young was last elected to the Fund’s Board as a Class II Board Member at the annual meeting of shareholders held on April 22, 2020.

Class II Board Members: For each Fund except Multi-Market Income, Board Members Lancellotta, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 8, 2023. For Multi-Market Income, Board Members Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 22, 2020.

Class III Board Members: For each Fund except Global High Income and Multi-Market Income, Board Members Moschner and Thornton were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 6, 2021. For Global High Income, Board Members Moschner and Thornton were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 8, 2022. For Multi-Market Income, Board Member Moschner was last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 11, 2018.

Board Members Elected by Holders of Preferred Shares: For Credit Strategies, Floating Rate Income, Minnesota Municipal, Missouri Municipal, Municipal Credit Opportunities, Preferred & Income Opportunities and Virginia Municipal, Board Member Moschner was last elected to each Fund’s Board at the annual meeting of shareholders held on May 8, 2023, and Board Member Wolff was last elected to each Fund’s Board as a Class I Board Member at the annual meeting of shareholders held on May 8, 2023.

Board Member Appointments: Board Member Medero was appointed to each Fund’s Board effective June 1, 2021, and Board Member Kenny was appointed to each Fund’s Board effective January 1, 2024. For each Fund except Multi-Market Income, Board Member Starr was appointed to each Fund’s Board effective January 1, 2024. For Multi-Market Income, Board Member Thornton was appointed to the Board of the Fund effective November 16, 2020 and Board Member Lancellotta was appointed to the Fund’s Board effective June 1, 2021.

Holdover Trustees: For Multi-Market Income, Board Members Moschner and Thornton (the “Class III Trustees”) stood for election at the annual meeting of shareholders held on April 6, 2021 (the “2021 Shareholder Meeting”). Pursuant to Multi-Market Income’s by-laws, because the number of persons nominated for election as trustees at Multi-Market Income’s 2021 Shareholder Meeting exceeded the number of trustees to be elected, the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter was required to elect trustees at Multi-Market Income’s 2021 Shareholder Meeting. No trustee nominee received the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter at Multi-Market Income’s 2021 Shareholder Meeting. Board Member Wolff and the Class III Trustees stood for election at the annual meeting of shareholders held on April 8, 2022 (the “2022 Shareholder Meeting”). Because a quorum was not present at Multi-Market Income’s 2022 Shareholder Meeting, action could not be taken on the election of trustees at Multi-Market Income’s 2022 Shareholder Meeting. Board Members Lancellotta, Nelson and Toth (the “Class II Trustees”), Board Member Young (together, with Board Member Wolff, the “Class I Trustees”) and the Class III Trustees stood for election at the annual meeting of shareholders held on May 8, 2023 (the “2023 Shareholder Meeting”). Because a quorum was not present at Multi-Market Income’s 2023 Shareholder Meeting, action could not be taken on the election of trustees at Multi-Market Income’s 2023 Shareholder Meeting. As a result, the

Class I, Class II and Class III Trustees continue to serve a “holdover” term as trustees of Multi-Market Income, until their successors have been duly elected and qualified. If elected at Multi-Market Income’s 2024 Annual Meeting, the Class I, Class II and Class III Trustees will serve for the remainder of the terms of the Class I, Class II and Class III Trustees expiring at the annual meeting of shareholders to be held in 2025, 2026 and 2027, respectively, or until their successors have been duly elected and qualified.

All Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Fund Advisors, LLC (the “Adviser”) and have never been an employee or director of Teachers Insurance and Annuity Association of America (“TIAA”) or Nuveen, LLC (“Nuveen”), the Adviser’s parent companies, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.” The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Except as otherwise noted, the Funds and the other funds advised by the Adviser (referred to herein as the “Nuveen Funds”) and the mutual funds advised by TIAA that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (referred to herein as the “TC Funds”) are collectively referred to herein as the “Fund Complex.”

Board Members/Nominees

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board Members/Nominees who are not “interested persons” of the Funds

Joseph A. Boateng 730 Third Avenue New York, NY 10017-3206 1963	Consultant to Board	Term: For Multi-Market Income, nominee as Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2019	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	190	Board Member, Lumina Foundation (since 2018) and Waterside School (since 2021); Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Michael A. Forrester 730 Third Avenue New York, NY 10017-3206 1967	Consultant to Board	Term: For Multi-Market Income, nominee as Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2007	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	190	Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC).

Thomas J. Kenny 730 Third Avenue New York, NY 10017-3206 1963	Co-Chair of the Board; Board Member	Term: Class I Board Member until 2025 annual shareholder meeting and, for Multi-Market Income, nominee for Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2011, Co-Chair of the Board since 2024	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	211	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and, for Multi-Market Income, nominee for Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	211	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting and nominee for Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	211	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Annual Board Member until 2024 annual shareholder meeting and nominee for term until 2025 annual shareholder meeting (Funds with Preferred Shares) or Class III Board Member until 2024 annual shareholder meeting and nominee as Class III Board Member until 2027 annual shareholder meeting (Funds without Preferred Shares) Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc.,(consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	211	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and, for Multi-Market Income, nominee for Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2013	Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	211	Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies.

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Loren M. Starr 730 Third Avenue New York, NY 10017-3206 1961	Board Member for all Funds (except Multi-Market Income); Consultant to Board for Multi-Market Income	Term: Class III Board Member until 2024 annual shareholder meeting and nominee for Class III Board Member until 2027 annual shareholder meeting. Length of Service: Since 2022	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.	210	Director (since 2023), and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Board Member	Term: Class III Board Member until 2024 annual shareholder meeting and nominee for Class III Board Member until 2027 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	211	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Co-Chair of the Board; Board Member	Term: Class II Board Member until 2026 annual shareholder meeting and, for Multi-Market Income, nominee for Class II Board Member until 2026 annual shareholder meeting Length of Service: Since 2008, Co-Chair of the Board since 2024	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	211	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Annual Board Member until 2024 annual shareholder meeting and nominee for term until 2025 annual shareholder meeting (Funds with Preferred Shares) or Class I Board Member until 2025 annual shareholder meeting (Funds without Preferred Shares) and, for Multi-Market Income, nominee as Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	211	Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex(1)(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class I Board Member until 2025 annual shareholder meeting and, for Multi-Market Income, nominee as Class I Board Member until 2025 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016) and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	211	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of any fund in the Fund Complex.
(2)	As used in this table, the Fund Complex consists of the Nuveen Funds, the TC Funds, College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”).

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Nuveen Funds boards have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen Funds.

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and the Fund Complex overseen by the Board Member or nominee as of December 31, 2023 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member or nominee and by the Board Members, nominees and officers of the Funds as a group as of December 31, 2023 is also set forth in Appendix A. As of January 19, 2024, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of January 19, 2024, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Prior to January 1, 2024, for the calendar year ended December 31, 2023, Independent Board Members received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Fund Committee and the Investment Committee received $20,000 each as additional retainers. Independent Board Members also received a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Effective January 1, 2024, Independent Board Members receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Closed-End Fund Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board receives $140,000 annually; the chair/co-chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $30,000 annually; and the chair/co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and Closed-End Fund Committee receive $20,000 annually. Board members will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its standing committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair/co-chair will be paid a quarterly fee of $1,250 and members will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Fund Complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of two to 20 years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

Effective January 1, 2024, the Board invited Mr. Boateng, Mr. Forrester and, for Multi-Market Income, Mr. Starr to serve as consultants to the Board. Each of Mr. Boateng, Mr. Forrester and Mr. Starr serve as a member of the boards of certain other funds in the Fund Complex. Mr. Boateng, Mr. Forrester and, for Multi-Market Income, Mr. Starr are compensated by the Fund(s) pursuant to a consulting agreement.

The Funds have no employees. The officers of the Funds serve without any compensation from the Funds. The Funds’ Chief Compliance Officer’s (“CCO”) compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Funds reimburse the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Independent Board Member and nominee, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(*)
Fund Name	Joseph A. Boateng(1)	Michael A. Forrester(1)	Thomas J. Kenny(1)	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr(1)	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Core Equity Alpha	$—	$—	$—	$689	$568	$687	$742	$—	$706	$797	$651	$806

Credit Strategies	—	—	—	2,859	2,857	3,378	3,265	—	3,010	4,384	3,463	3,948

Dow Dynamic Overwrite	—	—	—	1,931	1,593	1,934	2,083	—	1,982	2,241	1,829	2,268

Floating Rate Income	—	—	—	1,844	1,839	2,185	2,112	—	1,947	2,676	2,034	2,324

Global High Income	—	—	—	1,194	1,154	1,331	1,227	—	1,165	1,625	1,324	1,363

Minnesota Municipal	—	—	—	251	249	311	299	—	271	369	275	303

Missouri Municipal	—	—	—	90	90	112	107	—	97	133	99	109

Mortgage & Income	—	—	—	415	401	462	426	—	405	565	460	473

Multi-Market Income	—	—	—	183	183	223	214	—	194	266	201	224

Municipal Credit Opportunities	—	—	—	3,057	2,914	3,497	3,228	—	3,066	4,275	3,342	3,392

NASDAQ Dynamic Overwrite	—	—	—	3,750	3,084	3,713	4,010	—	3,818	4,332	3,528	4,353

Preferred & Income Opportunities	—	—	—	2,873	2,871	3,406	3,291	—	3,030	4,155	3,176	3,639

Real Estate Income	—	—	—	1,123	923	1,122	1,211	—	1,153	1,294	1,061	1,320

S&P Buy-Write	—	—	—	4,683	3,858	4,659	5,028	—	4,786	5,421	4,419	5,465

S&P Dynamic Overwrite	—	—	—	949	782	945	1,019	—	970	1,098	896	1,108

Virginia Municipal	—	—	—	722	717	891	855	—	777	1,055	788	866

Total Compensation from funds in the Fund Complex Paid to Board Members	$455,000	$465,000	$606,000	$443,700	$431,445	$495,250	$462,350	$425,000	$433,750	$607,350	$493,842	$510,647

(1)

“Total Compensation from funds in the Fund Complex” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes compensation from CREF and VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson	Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Core Equity Alpha	$—	$—	$—	$237	$294	$—	$—	$—	$—	$—	$337	$552

Credit Strategies	—	—	—	951	1,444	—	—	—	—	—	1,767	2,923

Dow Dynamic Overwrite	—	—	—	665	826	—	—	—	—	—	947	1,555

Floating Rate Income	—	—	—	609	925	—	—	—	—	—	1,017	1,701

Global High Income	—	—	—	412	598	—	—	—	—	—	685	933

Minnesota Municipal	—	—	—	80	121	—	—	—	—	—	134	224

Missouri Municipal	—	—	—	29	44	—	—	—	—	—	48	81

Mortgage & Income	—	—	—	143	208	—	—	—	—	—	238	324

Multi-Market Income	—	—	—	60	91	—	—	—	—	—	100	167

Municipal Credit Opportunities	—	—	—	999	1,451	—	—	—	—	—	1,662	2,262

NASDAQ Dynamic Overwrite	—	—	—	1,291	1,598	—	—	—	—	—	1,826	2,973

Preferred & Income Opportunities	—	—	—	955	1,449	—	—	—	—	—	1,597	2,677

Real Estate Income	—	—	—	387	478	—	—	—	—	—	549	905

S&P Buy-Write	—	—	—	1,613	1,999	—	—	—	—	—	2,288	3,739

S&P Dynamic Overwrite	—	—	—	327	405	—	—	—	—	—	464	758

Virginia Municipal	—	—	—	230	349	—	—	—	—	—	384	641

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain directors may instead serve as consultants, as indicated in the “Board Members/Nominees” table included herein.) In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Board Members. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Thomas J. Kenny to serve as an independent Co-Chair of the Board for a one-year term ending on December 31, 2024, Terence J. Toth to serve as an independent Co-Chair of the Board for a six-month term ending on June 30, 2024, and Robert L. Young to serve as an independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024. Pursuant to the Fund’s by-laws, the Co-Chairs shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Board Members or the by-laws. Specific responsibilities of the Co-Chairs include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other

Board Members, the Trust’s officers and other fund management personnel, and counsel to the Independent Board Members. The Co-Chairs perform such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Fund Committee. In addition to the foregoing standing committees, the Nuveen open-end funds also have a committee for open-end fund matters. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

Executive Committee. The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny, Co-Chair, Mr. Toth, Co-Chair, Mr. Nelson and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Executive Committee. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee shall be independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Moschner, Mr. Starr (for all Funds other than Multi-Market Income), Ms. Wolff and Mr. Young, each of whom is an Independent Board Member of the Funds. Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (“SEC”). A copy of the Charter is available at https://www.nuveen.com/fundgovernance. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fundgovernance, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards, as applicable. The members of the Nominating and Governance Committee are Mr. Kenny, Co-Chair, Mr. Toth, Co-Chair, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr (for all Funds other than Multi-Market Income), Mr. Thornton, Ms. Wolff and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Nominating and Governance Committee. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr (for all Funds other than Multi-Market Income). The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Fund Committee. The Closed-End Fund Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Fund Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Fund Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Fund Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Funds. The Closed-End Fund Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Fund Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Fund Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Fund Committee are Mr. Moschner, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson, Mr. Starr (for all Funds other than Multi-Market Income), Mr. Toth, Ms. Wolff and Mr. Young. The number of Closed-End Fund Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Investment Committee. The Investment Committee is responsible for the oversight of Fund performance, investment risk management and other portfolio-related matters affecting the

Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Fund performance; and an assessment of Fund objectives, policies and practices as such may relate to Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Fund performance and investment risks, including with respect to the various drivers of performance and Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the Independent Trustees of the Funds. Accordingly, the members of the Investment Committee are Ms. Lancellotta, Chair, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr (for all Funds other than Multi-Market Income), Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. The number of Investment Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at https://www.nuveen.com/fund-governance.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former chair for the Seattle City Employees’ Retirement System, and an investment committee member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles. Mr. Boateng has served as a consultant to the Board since 2024.

Michael A. Forrester

Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University. Mr. Forrester has served as a consultant to the Board since 2024.

Thomas J. Kenny

Mr. Kenny, Independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, has been a TC Board Member since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017. Mr. Kenny joined the Board in 2024.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory,

legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington

University (currently known as George Washington University Law School) in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Loren M. Starr

Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University. Mr. Starr joined the Board of each Fund other than Multi-Market Income in 2024 and has served as a consultant to the Board of Multi-Market Income since 2024.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth, Independent Co-Chair of the Board for a six-month term ending on June 30, 2024, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Secu-

rities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young, Independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term: Indefinite Length of Service: Since 2015	Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term: Indefinite Length of Service: Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2013	Managing Director, and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2024	Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Indefinite Length of Service: Since 2016	Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Indefinite Length of Service: Since 2002	Managing Director of Nuveen Securities, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Indefinite Length of Service: Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teachers Advisors LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; ; has previously held various positions with Nuveen/TIAA.

James N. Nelson III 730 Third Avenue New York, NY 10017 1976	Vice President	Term: Indefinite Length of Service: Since 2024	Senior Managing Director, Global Head of Product, Publics, Nuveen (since 2023); formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term: Indefinite Length of Service: Since 2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Indefinite Length of Service: Since 2017	Managing Director of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term: Indefinite Length of Service: Since 2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA since 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Indefinite Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Indefinite Length of Service: Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 1, 2024.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of each Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Albin F. Moschner

John K. Nelson, Chair

Loren M. Starr (for all Funds other than Multi-Market Income)

Margaret L. Wolff

Robert L. Young

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Core Equity Alpha	$41,171	$42,740	$0	$0	$0	$0	$10	$496	$0	$0	$0	$0	$0	$0
Credit Strategies	45,700	53,317	40,500	0	0	0	0	0	0	0	0	0	0	0
Dow Dynamic Overwrite	41,171	42,740	0	0	0	0	0	996	0	0	0	0	0	0
Floating Rate Income	45,950	54,099	0	862	0	0	0	0	0	0	0	0	0	0
Global High Income	61,350	64,245	0	0	0	0	30	19	0	0	0	0	0	0
Minnesota Municipal	26,580	28,000	0	0	0	0	0	0	0	0	0	0	0	0
Missouri Municipal	26,580	28,000	0	0	0	0	0	0	0	0	0	0	0	0
Mortgage & Income	63,850	64,245	0	0	0	0	0	2,500	0	0	0	0	0	0
Multi-Market Income	42,450	45,000	0	0	0	0	0	0	0	0	0	0	0	0
Municipal Credit Opportunities	33,870	33,000	2,500	2,600	0	0	0	0	0	0	0	0	0	0
NASDAQ Dynamic Overwrite	35,896	37,255	5,000	0	0	0	0	996	0	0	0	0	0	0
Preferred & Income Opportunities	30,150	35,750	2,500	27,600	0	0	0	0	0	0	0	0	0	0
Real Estate Income	30,400	33,000	0	0	0	0	0	0	0	0	0	0	0	0
S&P Buy-Write	35,896	37,255	0	0	0	0	0	496	0	0	0	0	0	0
S&P Dynamic Overwrite	35,896	37,255	5,500	0	0	0	10	1,006	0	0	0	0	0	0
Virginia Municipal	26,580	28,000	0	0	0	0	0	0	0	0	0	0	0	0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023	Fiscal Year Ended 2022	Fiscal Year Ended 2023
Core Equity Alpha	$10	$496	$0	$0	$0	$0	$0	$0
Credit Strategies	0	0	0	0	0	0	0	0
Dow Dynamic Overwrite	0	996	0	0	0	0	0	0
Floating Rate Income	0	0	0	0	0	0	0	0
Global High Income	30	19	0	0	0	0	0	0
Minnesota Municipal	0	0	0	0	0	0	0	0
Missouri Municipal	0	0	0	0	0	0	0	0
Mortgage & Income	0	2,500	0	0	0	0	0	0
Multi-Market Income	0	0	0	0	0	0	0	0
Municipal Credit Opportunities	0	0	0	0	0	0	0	0
NASDAQ Dynamic Overwrite	0	996	0	0	0	0	0	0
Preferred & Income Opportunities	0	0	0	0	0	0	0	0
Real Estate Income	0	0	0	0	0	0	0	0
S&P Buy-Write	0	496	0	0	0	0	0	0
S&P Dynamic Overwrite	10	1,006	0	0	0	0	0	0
Virginia Municipal	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund, except Core Equity Alpha, Dow Dynamic Overwrite, Global High Income, Mortgage & Income, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite, has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Board of each of Core Equity Alpha, Dow Dynamic Overwrite, Global High Income, Mortgage & Income, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of each of KPMG and PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of KPMG and PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, and complied with all applicable Section 16(a) filing requirements in the previous fiscal year.

Principal Shareholders

As of January 19, 2024, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the 2024 annual meeting of shareholders for a Fund, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 1, 2024. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the 1934 Act of a proposal submitted outside of the process of Rule 14a-8 for the Annual Meeting must, pursuant to each Fund’s by-laws, submit such written notice to the Fund no earlier than December 1, 2024 and no later than December 16, 2024. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and a Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. Each Fund’s by-laws require shareholders submitting advance notices of proposals of business or nominations for election as Board Members to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. No shareholder proposal will be considered at any meeting of shareholders of a Fund if such proposal does not satisfy all applicable requirements set forth in the by-laws and, unless required by applicable law, no matter shall be considered at or brought before any meeting of shareholders unless such matter has been deemed a proper matter for shareholder action by the chair of the meeting, the Chief Administrative Officer of the Fund or at least sixty-six and two-thirds percent (66 2/3%) of the Fund’s trustees. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the applicable Fund’s by-laws.

Copies of the by-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for Minnesota Municipal, Missouri Municipal and Virginia Municipal was May 31, 2023. The last fiscal year end for Multi-Market Income was June 30, 2023. The last fiscal year end for Credit Strategies, Floating Rate Income and Preferred & Income Opportunities was July 31, 2023. The last fiscal year end for Municipal Credit Opportunities was October 31, 2023. The last fiscal year end for Core Equity Alpha, Dow Dynamic Overwrite, Global High Income, Mortgage & Income, NASDAQ Dynamic Overwrite, Real Estate Income, S&P Buy-Write and S&P Dynamic Overwrite was December 31, 2023.

Shareholder Report Delivery

Shareholder reports will be furnished to shareholders of record of each Fund following the applicable period. As permitted by regulations adopted by the SEC, shareholder reports will be made available on the Funds’ website (www.nuveen.com/closed-end-funds/), and shareholders will be notified by mail each time a report is posted and provided with a website link to access the report. Shareholders may elect to receive all future reports in paper free of charge. If you own shares of a Fund through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to receive paper copies of your shareholder reports by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Your election to receive shareholder reports in paper will apply to all Nuveen funds if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 12, 2024:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On January 14, 2021, a shareholder of certain Nuveen closed-end funds (the “Subject Funds”) filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Subject Funds and their trustees, seeking a declaration that the Subject Funds’ Control Share Provision violates the 1940 Act and rescission of the Subject Fund’s Control Share Provision. On February 18, 2022, the District Court granted summary judgment in favor of the plaintiff on its claims for rescission and declaratory judgment. Following careful review of the judgment of the District Court, on February 24, 2022, the Board of Trustees amended the by-laws of the Subject Funds and all other Nuveen closed-end funds whose by-laws include a Control Share Provision, including the Funds included in this Joint Proxy Statement, to provide that the Control Share Provision shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share Provision will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. As a result, the Funds’ Control Share Provision will not be in effect with respect to this meeting. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

Under each Fund’s by-laws, upon at least five business days advance written notice to the Fund, a shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained, copies of certain records of the Fund, including a list of the names and addresses of all shareholders of record, in alphabetical order by class, showing the number and class of shares held by each shareholder of record, only to the extent that the written notice describes with reasonable particularity the purpose of the demand and the records the shareholder desires to inspect, the demand is made in good faith and for a proper purpose, the records requested are directly connected with such purpose, and the Board Members shall not have determined in good faith that disclosure of the records sought would adversely affect the Fund in the conduct of its business or constitute material non-public information at the time when the shareholder’s notice of demand to inspect and copy is received by the Fund. Shareholders interested in seeking to inspect the list of shareholders of record for their respective Fund(s) should contact (800) 257-8787 for additional information. To email the Fund(s), please visit www.nuveen.com/contact-us.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. Under each Fund’s by-laws, the Annual Meeting, whether or not a quorum is present, may, by announcement of the person appointed to serve as chair of the meeting, be adjourned with respect to one or more or all matters to be considered at the meeting from time to time to a designated time and place. The appointed chair may adjourn any Annual Meeting to permit further solicitation of proxies.

IF YOU CANNOT BE PRESENT AT THE VIRTUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark L. Winget

Vice President and Secretary

February 27, 2024

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in the Fund Complex overseen by the Board Member/nominee as of December 31, 2023. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities
Board Members/Nominees	Core Equity Alpha	Credit Strategies	Dow Dynamic Overwrite	Floating Rate Income	Global High Income	Minnesota Municipal	Missouri Municipal	Mortgage & Income

Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	$0	$0	$0	$0	$0	$0	$0	$0
Michael A. Forrester	$0	$0	$0	$0	$0	$0	$0	$0
Thomas J. Kenny	$0	$0	$0	$0	$0	$0	$0	$0
Amy B.R. Lancellotta	$0	$0	$0	$0	$0	$0	$0	$0
Joanne T. Medero	$0	$0	$0	$0	$0	$0	$0	$0
Albin F. Moschner	$0	$0	$0	Over $100,000	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0
Loren M. Starr	$0	$0	$0	$0	$0	$0	$0	$0
Matthew Thornton III	$0	$0	$0	Over $100,000	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0
Robert L. Young	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Members/Nominees	Multi-Market Income	Municipal Credit Opportunities	NASDAQ Dynamic Overwrite	Preferred & Income Opportunities	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Virginia Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	$0	$0	$0	$0	$0	$0	$0	$0
Michael A. Forrester	$0	$0	$0	$0	$0	$0	$0	$0
Thomas J. Kenny	$0	$0	$0	$0	$0	$0	$0	$0
Amy B.R. Lancellotta	$0	$0	$0	$0	$0	$0	$0	$0
Joanne T. Medero	$0	$0	$0	$0	$0	$0	$0	$0
Albin F. Moschner	$0	$0	$0	$0	$1-$10,000	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0
Loren M. Starr	$0	$0	$0	$0	$0	$0	$0	$0
Matthew Thornton III	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$50,001-$100,000	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0
Robert L. Young	$0	$0	$0	$0	$0	$0	$0	$0

Board Members/Nominees	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Members/Nominees in Family of Investment Companies

Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng(1)	Over $100,000
Michael A. Forrester(1)	Over $100,000
Thomas J. Kenny(1)	Over $100,000
Amy B.R. Lancellotta	Over $100,000
John K. Nelson	Over $100,000
Loren M. Starr(1)	Over $100,000
Matthew Thornton III	Over $100,000
Terence J. Toth	Over $100,000
Margaret L. Wolff	Over $100,000
Robert L. Young	Over $100,000
(1)

“Family of Investment Companies” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr includes holdings in CREF and/or VA-1, as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2023. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned by Board Members and Officers (1)
Board Members/Nominees	Core Equity Alpha	Credit Strategies	Dow Dynamic Overwrite	Floating Rate Income	Global High Income	Minnesota Municipal	Missouri Municipal	Mortgage & Income

Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	0	0	0	0	0	0	0	0
Michael A Forrester	0	0	0	0	0	0	0	0
Thomas J. Kenny	0	0	0	0	0	0	0	0
Amy B.R. Lancellotta	0	0	0	0	0	0	0	0
Joanne T. Medero	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	49,966	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0
Loren M. Starr	0	0	0	0	0	0	0	0
Matthew Thornton III	0	0	0	29,000	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	85	2,714	0	79,267	0	0	0	499

Fund Shares Owned by Board Members and Officers (1)
Board Members/Nominees	Multi-Market Income	Municipal Credit Opportunities	NASDAQ Dynamic Overwrite	Preferred & Income Opportunities	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Virginia Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Joseph A. Boateng	0	0	0	0	0	0	0	0
Michael A Forrester	0	0	0	0	0	0	0	0
Thomas J. Kenny	0	0	0	0	0	0	0	0
Amy B.R. Lancellotta	0	0	0	0	0	0	0	0
Joanne T. Medero	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	940	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0
Loren M. Starr	0	0	0	0	0	0	0	0
Matthew Thornton III	0	0	0	0	0	0	0	0
Terence J. Toth	0	7,925	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	7,925	0	3,835	1,267	0	0	0
(1)

The numbers include share equivalents of certain Nuveen funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Joint Proxy Statement.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of February 15, 2024*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned of Class	Percentage Owned of Class

Credit Strategies — Common Shares	Morgan Stanley(a) 1585 Broadway New York, New York 10036 Parametric Portfolio Associates LLC(a) 800 Fifth Avenue, Suite 2800 Seattle, Washington 98104	8,064,766	5.9%

Minnesota Municipal — AMTP Shares (Series 2028)	Bank of America Corporation(b) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(b) 214 North Tryon Street Charlotte, North Carolina 28255	498	100%

Mortgage & Income — Common Shares	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402	1,517,612	27.71%

	Relative Value Partners Group, LLC 1033 Skokie Blvd. Suite 470 Northbrook, Illinois 60062	434,014	7.92%

Multi-Market Income — Common Shares	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402	4,757,410	50.28%

	1607 Capital Partners, LLC(c) 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	1,147,489	12.1%

	The Walt Disney Company Retirement Plan Master Trust(c) 500 South Buena Vista Street Burbank, California 91521-050	603,107	6.4%

S&P Buy-Write — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	11,325,065	10.9%

B-1

Fund and Class	Shareholder Name and Address	Number of Shares Owned of Class	Percentage Owned of Class

Virginia Municipal — VRDP Shares (Series 1)	Toronto Dominion Investments, Inc. (e) Toronto Dominion Holdings (U.S.A.), Inc.(e) TD Group US Holdings LLC(e) The Toronto-Dominion Bank(e) 31 West 52nd Street, Floor 18 New York, New York 10019	1,280	100%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before February 15, 2024.
(a)

Morgan Stanley filed a Schedule 13G on its own behalf and on behalf of its subsidiary, Parametric Portfolio Associates LLC. Because securities owned by a subsidiary may be deemed owned by the parent, the aggregate beneficial ownership reported by Morgan Stanley includes beneficial ownership reported by Parametric Portfolio Associates LLC.

(b)	Bank of America Corporation and Banc of America Preferred Fund Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.
(c)

1607 Capital Partners, LLC and The Walt Disney Company Retirement Plan Master Trust filed their Schedule 13G jointly. The holdings reported by The Walt Disney Company Retirement Plan Master Trust, an investment advisory client of 1607 Capital Partners, LLC, are included within the holdings reported by 1607 Capital Partners, LLC.

(d)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.
(e)

Toronto Dominion Investments, Inc., Toronto Dominion Holdings (U.S.A.), Inc., TD Group US Holdings LLC and The Toronto-Dominion Bank filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

MFP Shares are designed to be eligible for purchase by institutional investors. With confirmation of the holders of each series of MFP Shares, information with respect to aggregate holdings of MFP Shares associated with shareholders (number of MFP Shares and percentage of total outstanding) is as follows: Missouri Municipal (Series A): Banc of America Preferred Funding Corporation (180 shares (100.00%)); Municipal Credit Opportunities (Series A): Charles Schwab Family of Funds (614 shares (61.40%)), DWS Group GMBH & Co (56 shares (5.60%)), The Vanguard Group (330 shares (33.00%)); Municipal Credit Opportunities (Series B): Banc of America Preferred Funding Corporation (2,050 shares (100.00%)); Municipal Credit Opportunities (Series C): JPMorgan Chase Bank, N.A. (1,250 shares (100.00%)).

With assistance of the underwriter for each series of TFP Shares, information with respect to aggregate holdings of TFP Shares associated with shareholders (number of TFP Shares and percentage of total outstanding) is as follows: Credit Strategies (Series A): American Century (16,000 shares (11.43%)), Charles Schwab Family of Funds (62,000 shares (44.29%)), Federated (31,000 shares (22.14%)), Goldman Sachs Asset Management (31,000 shares (22.14%)); Floating Rate Income (Series A): Charles Schwab Family of Funds (113,000 shares (66.47%)), Federated (57,000 shares (33.53%)); Floating Rate Income (Series B): The Toronto-Dominion Bank (115,000 shares (100.00%)); Preferred & Income Opportunities (Series A): American Century (20,000 shares (13.33%)), Charles Schwab Family of Funds (37,500 shares (25.00%)), Federated (77,500 shares (51.67%)), Goldman Sachs Asset Management (15,000 shares (10.00%)); Preferred & Income Opportunities (Series B): Charles Schwab Family of Funds (100,000 shares (37.04%)), Federated (135,000 shares (50.00%)), Goldman Sachs Asset Management (35,000 shares (12.96%)).

B-2

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Investment Committee Meeting	Closed- End Fund Committee
Core Equity Alpha	5	7	0	8	5	14	6	4	4
Credit Strategies	5	7	0	7	4	14	7	2	4
Dow Dynamic Overwrite	5	7	0	8	5	14	6	4	4
Floating Rate Income	5	7	0	7	4	14	7	2	4
Global High Income	5	7	0	8	5	14	6	4	4
Minnesota Municipal	5	7	1	7	4	15	7	2	4
Missouri Municipal	5	7	0	7	4	15	7	2	4
Mortgage & Income	5	7	0	8	5	14	6	4	4
Multi-Market Income	5	7	0	7	4	14	7	2	4
Municipal Credit Opportunities	5	7	1	8	4	14	7	3	4
NASDAQ Dynamic Overwrite	5	7	0	8	5	14	6	4	4
Preferred & Income Opportunities	5	7	1	7	4	14	7	2	4
Real Estate Income	5	7	0	8	5	14	6	4	4
S&P Buy-Write	5	7	0	8	5	14	6	4	4
S&P Dynamic Overwrite	5	7	0	8	5	14	6	4	4
Virginia Municipal	5	8	0	7	4	15	7	2	4

C-1

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JCE 0524

PO Box 43131 Providence, RI 02940-3131
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetnow.global/M69Y5TM

on April 12, 2024 at 2:00 p.m., Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

FUNDS	FUNDS	FUNDS

Nuveen Core Equity Alpha Fund

Nuveen Floating Rate Income Fund

Nuveen Missouri Quality Municipal Income Fund

Nuveen Municipal Credit Opportunities Fund

Nuveen Real Estate Income Fund

Nuveen Virginia Quality Municipal Income Fund

	Nuveen Credit Strategies Income Fund Nuveen Global High Income Fund Nuveen Mortgage and Income Fund Nuveen NASDAQ 100 Dynamic Overwrite Fund Nuveen S&P 500 Buy-Write Income Fund	Nuveen Dow 30SM Dynamic Overwrite Fund Nuveen Minnesota Quality Municipal Income Fund Nuveen Multi-Market Income Fund Nuveen Preferred & Income Opportunities Fund Nuveen S&P 500 Dynamic Overwrite Fund

NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 12, 2024

COMMON SHARES

The Annual Meeting of Shareholders will be held Friday, April 12, 2024 at 2:00 p.m. Central time virtually at the following Website: https://meetnow.global/M69Y5TM. At this meeting, you will be asked to vote on the election of board members as described in the Joint Proxy Statement attached. The undersigned, revoking previous proxies, hereby appoints Kevin J. McCarthy, John M. McCann and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Friday, April 12, 2024, or any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of the Fund(s). represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NUV_33725_021524

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals

1a.	Election of Board Members:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

Class III

01. Joanne T. Medero	02. Loren M. Starr	03. Matthew Thornton III

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
01 Nuveen Credit Strategies Income Fund	☐	☐	☐
02 Nuveen Floating Rate Income Fund	☐	☐	☐
03 Nuveen Minnesota Quality Municipal Income Fund	☐	☐	☐
04 Nuveen Missouri Quality Municipal Income Fund	☐	☐	☐
05 Nuveen Municipal Credit Opportunities Fund	☐	☐	☐
06. Nuveen Preferred & Income Opportunities Fund	☐	☐	☐
07 Nuveen Virginia Quality Municipal Income	☐	☐	☐

1b.	Election of Board Members:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

Class I* Class II** and Class III***

01. Michael A Forrester*	02. Thomas J. Kenny*	03. Margaret L. Wolff*	04. Robert L. Young*
05. Joseph A. Boateng**	06. Amy B.R. Lancellotta**	07. John K. Nelson**	08. Terence J. Toth**
09. Joanne T. Medero***	10. Albin F. Moschner***	11. Loren M. Starr***	12. Matthew Thornton III***

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
01. Nuveen Multi-Market Income Fund	☐	☐	☐

1c.	Election of Board Members:

To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

Class III

01. Joanne T. Medero	02. Albin F. Moschner	03. Loren M. Starr	04. Matthew Thornton III

	FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT
01 Nuveen Core Equity Alpha Fund	☐	☐	☐
02 Nuveen Dow 30SM Dynamic Overwrite Fund	☐	☐	☐
03 Nuveen Global High Income Fund	☐	☐	☐
04 Nuveen Mortgage and Income Fund	☐	☐	☐
05 Nuveen NASDAQ 100 Dynamic Overwrite Fund	☐	☐	☐
06 Nuveen Real Estate Income Fund	☐	☐	☐
07 Nuveen S&P 500 Buy-Write Income Fund	☐	☐	☐
08 Nuveen S&P 500 Dynamic Overwrite Fund	☐	☐	☐

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Annual Meeting of Shareholders on April 12, 2024.

The Joint Proxy Statement for this meeting is available at:

https://www.nuveen.com/en-us/investments/proxy-information#closed-end-funds

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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